SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 4, 2011

EDGAR Online, Inc.

(Exact Name of Registrant Specified in Charter)

Delaware	001-32194	06-1447017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11200 Rockville Pike Rockville, MD		20852
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (301) 287-0300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) EDGAR Online, Inc. (the “Company”) held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”) on August 4, 2011.

(b) The number of votes represented at the Annual Meeting, in person or by proxy, was 37,311,827, which included 6,175,421 shares of common stock representing the shares of the Company’s Series B Convertible Preferred Stock (the “Series B Stock”) eligible to vote on an as-converted basis and 5,998,916 shares of common stock representing the shares of the Company’s Series C Convertible Preferred Stock (the “Series C Stock”) which voted on an as-converted basis. In determining this number, abstentions and shares held by brokers who have notified us that they lack voting authority with respect to any matter (referred to herein as “broker non-votes”) were deemed present. Abstentions were counted as votes “cast” with respect to all proposals, while broker non-votes were not.

The matters voted upon at the Annual Meeting and the results of the vote on each such matter are set forth below:

1. The results of the vote tabulated at the Annual Meeting for the election of eight directors (of which two (2) are elected by the holders of the Series B Stock and one (1) is elected by the holders of the Series C Stock, each voting separately as a class) are set forth as follows, opposite their respective names:

Name	Number of Votes FOR	Number of Votes WITHHELD	Number of BROKER NON VOTES	Percentage FOR of Total Votes Cast

Alfred Berkeley	24,388,203	248,537	12,675,087	99
John Connolly+	6,175,421	—	—	100
Harold Copperman	24,388,453	248,287	12,675,087	99
Eric Herr	24,388,203	248,537	12,675,087	99
Robert Farrell	24,393,403	243,337	12,675,087	99
Mark Maged	24,388,453	248,287	12,675,087	99
Barry Schuler++	5,998,916	—	—	100
Jeffrey Schwartz+	6,175,421	—	—	100

+	Elected by the holders of the Series B Stock, voting separately as a class.
++	Elected by the holders of the Series C Stock, voting separately as a class.

2. Proposal to ratify the appointment of BDO USA, LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2011. The results of the vote tabulated at the Annual Meeting for this proposal were as follows:

Number of Votes FOR	Number of Votes AGAINST	Number of BROKER NON VOTES	Number of ABSTENTIONS	Percentage FOR of Total Votes Cast
37,222,094	82,403	—	7,330	99%

(c) Not applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDGAR Online, Inc.

By:	/s/ David Price
David Price
Chief Financial Officer and Chief Operating Officer

Dated: August 9, 2011

EDGAR® is a federally registered trademark of the U. S. Securities and Exchange Commission. EDGAR Online is not affiliated with or approved by the U.S. Securities and Exchange Commission.